Exhibit 13.1

13.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of ENEL S.p.A. (the “Company”), does hereby certify to such officer’s knowledge, that:

The annual report on Form 20-F/A for the fiscal year ended December 31, 2006 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the annual report on Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 13, 2007

/s/  Fulvio Conti
Name: Fulvio Conti

Title:	Chief Executive Officer

Date:  November 13, 2007
/s/  Luigi Ferraris
Name: Luigi Ferraris

Title:	Chief Financial Officer

Date:  November 13, 2007

/s/  Claudio Machetti
Name: Claudio Machetti

Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Enel S.p.A. and will be retained by Enel S.p.A. and furnished to the Securities and Exchange Commission or its staff upon request.